SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR((G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          CYBERSHOP INTERNATIONAL, INC.

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             (Exact name of registrant as specified in its charter)



               DELAWARE                                13-3979226

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  (State of incorporation or organization) (I.R.S. Employer Identification No.)



                  130 MADISON AVENUE, NEW YORK, NEW YORK 10016
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               (Address of principal executive offices) (Zip Code)



        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


                                                                  Name of each exchange on which each class is
    Title of each class to be so registered                       to be registered
-----------------------------------------------                   --------------------------------------------
                       None                                                            None



If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[x]

         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS
                             FORM RELATES: 333-42707

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                    Common Stock, par value $0.001 per share
       -------------------------------------------------------------------
                                (Title of class)



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


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Securities being registered are the Registrant's Common Stock, a description of which is included under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (Registration No. 333-42707), including amendments thereto, filed with the Securities and Exchange Commission on December 19, 1997 and is incorporated herein by reference.

ITEM 2.           EXHIBITS.

         1.1 The Securities being registered are the Registrant's Common Stock, a description of which is included under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (Registration No. 333-42707), including amendments thereto, filed with the Securities and Exchange Commission on December 19, 1997 1

         3.1      Certificate of Incorporation of the Registrant. 2

         3.2      By-laws of the Registrant.2

         4.1      Specimen copy of Common Stock certificate of the Registrant. 2












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1    Incorporated by reference to the  Registrants's  Registration  Statement on
Form S-1 (Registration No. 333-42707), including amendments thereto, filed with the Securities and Exchange Commission on December 19, 1997.

2 Incorporated by reference to Exhibit of the same number of the Registrant's Registration Statement on Form S-1 (Registration No. 333-42707), including amendments thereto, filed with the Securities and Exchange Commission on December 19, 1997.



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



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

CYBERSHOP INTERNATIONAL, INC.


Date: March 11, 1998

By:   /s/ Jeffrey S. Tauber
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      Jeffrey S. Tauber
      President and Chief Executive Officer





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